Exhibit 99.1

FOR IMMEDIATE RELEASE

DATASTREAM SIGNS DEFINITIVE AGREEMENT TO BE ACQUIRED BY INFOR

FOR $10.26 PER SHARE IN CASH

Infor Strengthens Suite of Integrated Solutions with Best-Of-Breed Asset Management

GREENVILLE, S.C. and ATLANTA, Ga., USA, Jan. 5, 2006 — Datastream Systems, Inc. and Infor, leading providers of enterprise software solutions, announced today the signing of a definitive agreement for Infor to acquire Datastream. Under the terms of the agreement, Infor has agreed to pay $10.26 per share in cash to Datastream stockholders. The plan has received unanimous approval from the Datastream Board of Directors and the Board of Directors of the Infor subsidiary which is a party to the acquisition agreement. The transaction is subject to certain closing conditions, including Datastream stockholder approval. Infor has commitment letters for equity and senior debt financing necessary to fund the purchase price of the acquisition. The parties will work to close this transaction as soon as reasonably possible but it is expected to be completed in the second calendar quarter of 2006.

Larry Blackwell, Datastream’s chief executive officer, remarked, “Datastream’s Asset Performance Management strategy delivers value to customers by connecting critical maintenance and asset information with operational data to improve organizational performance.”

Blackwell added, “By joining with Infor, our employees will have the opportunity to work with one of the leading software providers focused on world-class enterprise applications. Our customers will benefit from a combined entity that will continue to support and improve Datastream’s industry-leading products. After a thorough review, Datastream’s Board of Directors has concluded that this transaction maximizes value for our stockholders.”

Infor delivers integrated enterprise resource planning (ERP) and supply chain solutions designed for manufacturers and distributors. Given the asset-intensive nature of Infor’s customer base and target markets, Datastream’s industry-leading Asset Performance Management solutions will address a key business need common among Infor’s customers and target markets. The combined company will have 24,700 customers in 140 countries.

“Infor is changing what customers expect from an enterprise software provider by assembling and integrating best-of-breed solutions and professionals with deep industry knowledge that is unrivaled in the industry,” said Jim Schaper, Infor’s chairman and chief executive officer. “We are filling a void in the market for customers that want one source for all of their industry-specific enterprise applications. Our explosive new customer growth is proof that our model is working.”

Schaper continued, “Both Datastream and Infor are committed to future innovation using a services oriented architecture (SOA) that will enable those customers with asset-intensive maintenance requirements the ability to combine maintenance and asset information with production and operations data to uncover new performance management capabilities affordably from one vendor. This development architecture will also enable customers to benefit from easier upgrades and future product integration.”

Datastream has more than 6,700 customers on support and a dedicated employee base that will expand Infor’s expertise in the manufacturing and distribution sectors, as well as other asset-intensive industries. Datastream’s technological leadership in developing Web-architected solutions will complement Infor’s own commitment to assembling cost-effective solutions tailored

DATASTREAM SIGNS AGREEMENT WITH INFOR

to customers’ specific operating environments. It will also further enhance Infor’s ability to meet the needs of customers worldwide. Infor’s financial backing, global reach and additional product solutions will provide Datastream customers with a path for continuous operational improvement and long-term growth.

Acquisition Highlights

Magellan Holdings, Inc., a wholly owned subsidiary within the Infor Global Solutions group, has signed a definitive agreement to acquire Datastream Systems, Inc., a publicly traded asset management applications provider headquartered in Greenville, South Carolina. Terms of the acquisition include the purchase of all Datastream capital stock for $10.26 per share in cash. The acquisition will be financed through Infor’s current cash balance, debt financing and equity capital to be provided by Golden Gate Capital and Summit Partners, Infor’s existing equity sponsors. Closing of the transaction remains subject to certain conditions including, but not limited to, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and Datastream stockholder approval. JPMorgan and Credit Suisse First Boston acted as co-lead arrangers and joint bookrunners and Wells Fargo Foothill acted as documentation agent for the debt financing. JPMorgan and Credit Suisse acted as joint financial advisors to Infor. Kirkland & Ellis LLP acted as legal counsel to Infor. The acquisition is expected to close after the previously announced Geac Computer Corporation Limited transaction and Infor does not expect it to affect the timeline or closing of the Geac acquisition.

About Infor

Infor is the largest global software provider focused on delivering world-class enterprise applications to select verticals in the manufacturing and distribution industries. Infor delivers integrated solutions that address the essential challenges its customers face in areas such as supply chain planning, relationship management, demand management, ERP, warehouse management, marketing-drive distribution, and business intelligence. With more than 2,300 employees in 47 global offices, Infor provides enterprise solutions to more than 18,000 customers in over 70 countries. For additional information, visit www.infor.com.

About Datastream Systems, Inc.

Datastream Systems, Inc. provides Asset Performance Management software and services to enterprises worldwide, including more than 60 percent of the Fortune 500. Datastream’s solutions combine world-class asset management functionality with advanced analytics to deliver a powerful platform for optimizing enterprise asset performance. Datastream’s flagship product, Datastream 7i™, delivers a complete Asset Performance Management infrastructure combining an advanced Service Oriented Architecture with broad enterprise asset management functionality, integrated procurement, advanced analytics and multi-site capability. By using Datastream’s solutions, customers can maintain and manage capital assets – such as manufacturing equipment, vehicle fleets and buildings – and create analyses and forecasts so they can take action to improve future performance. Datastream was founded in 1986 and has customers in more than 140 countries. For more information, visit www.datastream.net.

Important Information Regarding the Transaction

This material is not a substitute for the proxy statement and other documents Datastream will file with the Securities and Exchange Commission regarding the transaction. WHEN THEY BECOME AVAILABLE, INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS, INCLUDING AMENDMENTS AND SUPPLEMENTS THERETO, WHICH WILL CONTAIN IMPORTANT INFORMATION ABOUT DATASTREAM, INFOR AND ITS SUBSIDIARY, THE PROPOSED ACQUISITION AND RELATED MATTERS. THE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED BY DATASTREAM WITH THE SEC WILL BE AVAILABLE FREE OF CHARGE AT THE SEC’S WEBSITE,

DATASTREAM SIGNS AGREEMENT WITH INFOR

WWW.SEC.GOV, OR BY DIRECTING A REQUEST WHEN SUCH A FILING IS MADE TO DATASTREAM SYSTEMS, INC., 50 DATASTREAM PLAZA, GREENVILLE, SOUTH CAROLINA 29605, ATTENTION: INVESTOR RELATIONS.

Datastream and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed acquisition. Information about the directors and executive officers of Datastream and their ownership of Datastream stock is set forth in Datastream’s annual report on Form 10-K for the year ended December 31, 2004. Investors may obtain additional information regarding the interests of such participants in the acquisition by reading the proxy statement when it becomes available.

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Statements in this press release or otherwise attributable to Infor or Datastream regarding their business which are not historical facts, including those regarding closing the contemplated transaction, benefits associated with the contemplated transaction, and financial and operating results of the combined entity post closing are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “will,” “committed,” “opportunity,” “future,” “expect,” “anticipate,” “believes” and similar expressions as well as statements regarding the closing of the contemplated transaction are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of performance and are inherently subject to risks and uncertainties, none of which can be predicted or anticipated. Future events and actual results, financial or otherwise, could differ materially from those contained herein. Important factors that could cause the actual results to differ materially from Infor’s and Datastream’s expectations include the ability of the parties to consummate the transaction, including obtaining acceptable financing and other approvals necessary, the ability of the parties to successfully manage and establish relationships with third parties, the ability of the parties to successfully and profitably integrate products and operations, competition in the market for business software in the manufacturing industry, as well as other factors set forth from time to time in Infor’s and Datastream’s respective reports filed with the Securities and Exchange Commission. Infor and Datastream undertake no obligation to revise or publicly update such forward-looking statements whether as result of new information or otherwise.

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Press Contacts:

Infor	Datastream

Beverly McDonald	Greg Sutter
VP Corporate Communications	VP Marketing
+1 678-907-2048	+1 864-422-5426
beverly.mcdonald@Infor.com	greg.sutter@datastream.net

Lindsay Bradshaw	Andy Murphy
Porter Novelli	SparkSource
+1 404-995-4523	+1 781-418-2408
lindsay.bradshaw@porternovelli.com	amurphy@sparksource.com